SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                   -----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): November 1, 1999

                       InteliData Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)

Delaware                          000-21685                          54-1820617
(State of Incorporation)     (Commission File Number)             (IRS Employer
                                                             Identification No.)

                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
                    (Address of principal executive offices)

                                 (703) 259-3000
              (Registrant's telephone number, including area code)


         InteliData Technologies Corporation, a Delaware corporation, is filing this Amendment to its Form 8-K dated November 1, 1999 in order to provide supplemental information with respect to changes in certain balance sheet items between June 30, 1999 and September 30, 1999, solely at the request of the Nasdaq Listing Qualifications Panel.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (c)   Exhibits

                  The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K.

Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1 Amendment to unaudited consolidated balance sheet as of September 30, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                InteliData Technologies Corporation
                                (Registrant)


                                 By: /s/ Alfred S. Dominick, Jr.
                                     ---------------------------
                                     Alfred S. Dominick, Jr.
                                     President and Chief Executive Officer
Date:  November 4, 1999